                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          TRANSOCEAN SEDCO FOREX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                          [TRANSOCEAN SEDCOFOREX LOGO]

                                 April 3, 2001

Dear Shareholder:

     The 2001 annual general meeting of Transocean Sedco Forex Inc. will be held on Friday, May 11, 2001 at 9:00 a.m., at the Royal Pavilion Hotel, St. James, Barbados. The Secretary's notice of annual general meeting, the proxy statement and a proxy card are enclosed and describe the matters to be acted upon at the meeting.

     It is important that your shares be represented and voted at the meeting. Please read the enclosed notice of annual general meeting and proxy statement and date, sign and promptly return the proxy card in the enclosed self-addressed envelope.

Sincerely,


[/S/ VICTOR E. GRIJALVA]                               [/S/ J. MICHAEL TALBERT]
  VICTOR E. GRIJALVA                                   J. MICHAEL TALBERT
  Chairman of the Board                                President and Chief Executive Officer

     This proxy statement and the accompanying proxy card are dated April 3, 2001 and are first being mailed on or about April 9, 2001 to record shareholders as of March 29, 2001.

        NOTICE OF ANNUAL GENERAL MEETING OF TRANSOCEAN SEDCO FOREX INC.
                            TO BE HELD MAY 11, 2001

     The annual general meeting of Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares, will be held at the Royal Pavilion Hotel, St. James, Barbados at 9:00 a.m., Barbados time, on Friday, May 11, 2001 for the following purposes:

          1. To re-elect three directors as members of our board of directors to serve until the 2004 annual general meeting and until their respective successors have been duly elected.

          2. To vote on the amendment of our Long-Term Incentive Plan to increase the annual award to continuing outside directors of options to purchase ordinary shares from 4,000 to 6,000.

          3. To transact such other business as may properly be brought before the meeting.

This constitutes notice of the meeting as required by Cayman Islands law and our articles of association.

     Only record holders of ordinary shares at the close of business on Thursday, March 29, 2001 will be entitled to notice of, and to vote at, the meeting.

     The meeting may generally be adjourned from time to time without advance notice other than announcement at the meeting, or any adjournment thereof, and any and all business for which the meeting is hereby noticed may be transacted at any such adjournment.

                                            By order of the Board of Directors,

                                            /s/ ERIC B. BROWN
                                            ERIC B. BROWN
                                            Secretary

Houston, Texas
April 3, 2001
                             YOUR VOTE IS IMPORTANT
PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED RETURN
                                   ENVELOPE.

                                PROXY STATEMENT
           FOR ANNUAL GENERAL MEETING OF TRANSOCEAN SEDCO FOREX INC.
                                  MAY 11, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by Transocean Sedco Forex Inc., on behalf of our board of directors, to be voted at our annual general meeting to be held on Friday, May 11, 2001 at 9:00 a.m., at the Royal Pavilion Hotel, St. James, Barbados.

PROPOSALS

     At the annual general meeting, shareholders will be asked to vote upon the following:

     - A proposal to re-elect each of three nominees as directors to serve three-year terms. These directors will be members of a class of directors that will serve until the 2004 annual general meeting and until their respective successors have been duly elected.

     - A proposal to approve the amendment of our Long-Term Incentive Plan to increase the annual award to continuing outside directors of options to purchase ordinary shares from 4,000 to 6,000.

     - Any other matters that may properly come before the meeting.

     We know of no other matters that are likely to be brought before the annual general meeting.

QUORUM

     The presence, in person or by proxy, of shareholders holding a majority of our outstanding ordinary shares will constitute a quorum. Abstentions and "broker non-votes" will be counted as present for purposes of determining whether there is a quorum at the meeting.

RECORD DATE

     Only shareholders of record at the close of business on Thursday, March 29, 2001 are entitled to notice of and to vote, or to grant proxies to vote, at the meeting.

VOTES REQUIRED

     Approval of the proposal to re-elect the three nominees as directors requires the affirmative vote of a plurality of the votes cast. Abstentions and "broker non-votes" will not be counted in that vote.

     Approval of the proposal to approve the amendment of our Long-Term Incentive Plan to increase the annual award to continuing outside directors of options to purchase ordinary shares from 4,000 to 6,000 requires the affirmative vote of holders of at least a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast. Abstentions and "broker non-votes" on this proposal will not affect the voting on the proposal as long as holders of a majority of ordinary shares vote on the proposal. Otherwise, the effect of an abstention or "broker non-vote" is a vote against the proposal.

     As of the record date for the meeting, there were approximately 317,798,910 ordinary shares outstanding and entitled to notice of and to vote at the meeting. Holders of ordinary shares on the record date are entitled to one vote for each share held.

PROXIES

     A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposal to re-elect each of the three nominees as directors and the proposal to approve the amendment of our Long-Term Incentive Plan by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. We may accept your proxy by any form of communication permitted by Cayman Islands law and our articles of association. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

     If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted "FOR" the proposal to re-elect each of the three nominees as directors and "FOR" the proposal to approve the amendment of our Long-Term Incentive Plan.

     If any other matters are properly presented at the meeting for consideration, the persons named in the proxy card will have the discretion to vote on these matters in accordance with their best judgment. Proxies voted against the proposal to re-elect each of the three nominees as directors or against the proposal to approve the amendment of our Long-Term Incentive Plan will not be voted in favor of any adjournment of the meeting for the purpose of soliciting additional proxies.

     You may revoke your proxy card at any time prior to its exercise by:

     - giving written notice of the revocation to our Secretary;

     - appearing at the meeting, notifying our Secretary and voting in person;
       or

     - properly completing and executing a later-dated proxy and delivering it to our Secretary at or before the meeting.

     Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

SOLICITATION OF PROXIES

     The accompanying proxy is being solicited on behalf of the board of directors. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by us. We have retained D. F. King & Co., Inc. for a fee of $6,000, plus expenses, to aid in the solicitation of proxies. Proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees, who will not receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of ordinary shares held by those persons, and we will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

                             ELECTION OF DIRECTORS

     Our articles of association divide our board of directors into three classes: Class I, Class II and Class III. Three Class II directors are to be elected at our 2001 annual general meeting to serve for three-year terms expiring at the annual general meeting in 2004.

     The board has nominated for re-election as Class II directors Richard D. Kinder, Martin B. McNamara and Alain Roger. If any of the nominees become unavailable for any reason, which we do not anticipate, the board of directors in its discretion may designate a substitute nominee. If you have submitted an executed proxy card, your vote will be cast for the substitute nominee unless contrary instructions are given in the proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF RICHARD
D. KINDER, MARTIN B. MCNAMARA AND ALAIN ROGER AS CLASS II DIRECTORS.

NOMINEES FOR DIRECTOR -- CLASS II -- TERMS EXPIRING 2004

     Richard D. Kinder, age 56, is Chairman of the Board and Chief Executive Officer of both Kinder Morgan, Inc. and Kinder Morgan Energy Partners L.P., which own and operate diversified energy assets. During the past five years prior to assuming his present position, Mr. Kinder served as President and Chief

Operating Officer of Enron Corp. He has served as one of our directors since November 1994. Mr. Kinder is also a director of Baker Hughes Incorporated.

     Martin B. McNamara, age 53, is Partner-in-Charge of the Dallas, Texas, office of the law firm of Gibson, Dunn & Crutcher and a member of the firm's finance and compensation committees. He has served as one of our directors since November 1994. During the past five years, Mr. McNamara has been in the private practice of law.

     Alain Roger, age 70, is a retired executive officer of Schlumberger. He served as Executive Vice President of Health, Safety and Environment for Schlumberger from October 1993 to December 1995. He served as Executive Vice President of Drilling and Pumping for Schlumberger from July 1991 to September 1993, as President of Sedco Forex, which was the former offshore contract drilling business of Schlumberger Limited until it was spun off from Schlumberger and subsequently combined with us in December 1999 as described below, from 1985 to 1991 and as President of Forex Neptune from 1976 to 1984. Mr. Roger has served as one of our directors since the Sedco Forex merger. Mr. Roger also served as Chairman of the International Association of Drilling Contractors (I.A.D.C.) in 1991.

CONTINUING DIRECTORS -- CLASS III -- TERMS EXPIRING 2002

     Ronald L. Kuehn, Jr., age 65, is former Chairman of the Board and a current director of El Paso Corporation, a diversified natural gas company. He has served as one of our directors since 1975. Mr. Kuehn is also a director of AmSouth Bancorporation, The Dun & Bradstreet Corporation, Praxair, Inc., Protective Life Corporation and Union Carbide Corporation, and is a member of the Board of Trustees of Tuskegee University. From 1984 to 1999, Mr. Kuehn served as Chairman and Chief Executive Officer of Sonat Inc. prior to its merger with El Paso Energy Corporation (now known as El Paso Corporation), and from 1999 to 2000 he served as Chairman of the Board of El Paso Energy Corporation.

     Paul B. Loyd, Jr., age 54, has served as one of our directors since our merger with R&B Falcon Corporation described below. Before the merger, he served as Chairman of the Board of R&B Falcon since January 1998 and Chief Executive Officer since April 1999. He was CEO and Chairman of the Board of R&B Falcon Drilling (International & Deepwater) Inc. (formerly Reading & Bates Corporation) from 1991 through 1997. Mr. Loyd has 30 years of experience in the offshore drilling industry, having joined Reading & Bates in 1970 in its management-training program. He also is a Director of Carrizo Oil & Gas Inc., Frontier Oil Corporation, Enterprise Oil plc and is on the Board of Trustees of Southern Methodist University.

     Roberto Monti, age 61, is the retired Executive Vice President of Exploration and Production for Repsol YPF. He was the President and Chief Executive Officer of YPF Sociedad Anonima from September 1995 to June 1999 prior to its acquisition by Repsol. From October 1993 to July 1995, he served as President of Dowell, a division of Schlumberger. Mr. Monti has served as one of our directors since the Sedco Forex merger.

     Ian C. Strachan, age 57, is a director of Reuters Group PLC and Instmet Corporation. He served as Deputy Chairman of Invensys plc from 1999 to 2000. He served as Chief Executive Officer from January 1996 and Executive Director from May 1995 of BTR plc until its merger with Siebe plc in 1999, when it changed its name to Invensys plc. From 1987 until 1995, Mr. Strachan was with Rio Tinto plc, serving as Chief Financial Officer and Executive Director from 1989 until 1991 and as Deputy Chief Executive Officer and Executive Director from 1991 until 1995. He was employed by Exxon Corporation from 1970 to 1986. Mr. Strachan has served as one of our directors since the Sedco Forex merger.

CONTINUING DIRECTORS -- CLASS I -- TERMS EXPIRING 2003

     Victor E. Grijalva, age 62, has served as Chairman of our board of directors since the Sedco Forex merger. He has been Vice Chairman of Schlumberger Limited since April 1998. Before serving as Vice Chairman, he served as Executive Vice President of Schlumberger's Oilfield Services division from 1994 to January 1999 and as Executive Vice President of Schlumberger's Wireline, Testing & Anadrill division from 1992 to 1994.

     Arthur Lindenauer, age 63, is Chairman of Schlumberger Technology Corporation, Schlumberger's principal U.S. subsidiary. He previously served as Executive Vice President-Finance and Chief Financial Officer of Schlumberger from January 1980 to December 1998. Mr. Lindenauer was a partner with the accounting firm of Price Waterhouse from 1972 to 1980. Mr. Lindenauer has served as one of our directors since the Sedco Forex merger. Mr. Lindenauer is also a director of the New York Chapter of the Cystic Fibrosis Foundation and a Trustee of the American University in Cairo.

     Richard A. Pattarrozzi, age 57, served at Shell Oil Company as President and CEO of Shell Deepwater Development Inc. and Shell Deepwater Production Inc. from 1996 to 1999. In early 1999, he was promoted to Vice President of Shell Oil Company, responsible for Shell Deepwater Development Inc., Shell Deepwater Production Inc. and the company's Shallow Water Gulf of Mexico exploration and production business. Mr. Pattarrozzi has more than 33 years of experience in the petroleum industry. He joined Shell in 1966 in its offshore engineering organization and retired from the company in January 2001. Mr. Pattarrozzi has served as one of our directors since the R&B Falcon merger. Before the merger, he had served as a director of R&B Falcon since February 2000. He is also a Director of Global Industries, Stone Energy Company, OSCA Inc. and Wellogix, all of which are publicly traded, except Wellogix, a privately owned e-commerce company.

     Kristian Siem, age 52, is Chairman and Chief Executive Officer of Siem Industries, Inc., an industrial holding company that owns offshore oil and gas drilling and subsea construction services businesses through subsidiaries in Bermuda, the U.K., Norway and the U.S. Mr. Siem has served as one of our directors since September 1996. Mr. Siem is also a director of DSND Subsea ASA, Swan Reefer Inc. and Four Seasons Capital A.B. During the past five years, Mr. Siem has served as an executive officer with Siem Industries, Inc., as Chairman of Wilrig AS and Transocean ASA, which combined with us in 1996, and on the boards of Norwegian Cruise Line, Lambert, Fenchurch Group Holdings plc and Oslo Reinsurance ASA. He was also a member of the board of directors of Saga Petroleum ASA until its merger with Norsk Hydro in September 1999.

     J. Michael Talbert, age 54, has served as the Chief Executive Officer and a member of our board of directors since August 1994. Mr. Talbert also served as Chairman of our board of directors from August 1994 until December 1999, at which time he assumed the additional position of President. Mr. Talbert is also a director of Equitable Resources, Inc. Prior to assuming his duties with us, Mr. Talbert was President and Chief Executive Officer of Lone Star Gas Company, a natural gas distribution company and a division of Ensearch Corporation.

     On April 3 2001, Charles A. Donabedian, a current Class II director, resigned from the board. The board plans to reduce the number of directors constituting the board to 12 at its next meeting.

MERGER WITH R&B FALCON AND DESIGNATION OF BOARD MEMBERS

     On January 31, 2001, we completed a merger transaction with R&B Falcon in which common shareholders of R&B Falcon received 0.5 newly issued ordinary shares of our company for each R&B Falcon share and R&B Falcon became our indirect wholly owned subsidiary. Pursuant to the merger agreement, our board elected three new members, who were designated by R&B Falcon in consultation with us and had previously served on the R&B Falcon board of directors: Messrs. Donabedian, Loyd and Pattarrozzi.

MERGER WITH SEDCO FOREX AND DESIGNATION OF BOARD AND COMMITTEE MEMBERS

     On December 31, 1999, we completed a merger with Sedco Forex Holdings Limited following the spin-off of Sedco Forex to Schlumberger stockholders on December 30, 1999. As a result of the merger, Schlumberger stockholders exchanged all of the Sedco Forex shares distributed to them by Schlumberger in the Sedco Forex spin-off for our ordinary shares, and Sedco Forex became our wholly owned subsidiary. Effective upon the merger, we changed our name from "Transocean Offshore Inc." to "Transocean Sedco Forex Inc."

     Each of our directors was designated to serve on the board pursuant to the merger agreement. Messrs. Kinder, Kuehn, McNamara, Siem and Talbert were designated by Transocean's board of directors in consultation with Schlumberger. Messrs. Grijalva, Lindenauer, Monti, Roger and Strachan were designated by Schlumberger's board of directors in consultation with Transocean. The committee chairmen of the Executive Compensation and the Finance and Benefits Committees were Transocean board designees, and the committee chairmen of the Audit and Corporate Governance Committees were Schlumberger designees. The other members of those committees were selected in a manner that resulted in an equal number of Transocean and Schlumberger designees.

     In the Sedco Forex merger agreement, we agreed to use all reasonable efforts to maintain the above allocations and appointments for a period of three years after completion of the merger. We also agreed not to nominate or fail to nominate any person contrary to the above allocations, subject to the fiduciary duties of our board of directors. We also agreed that if a director dies, resigns or is removed from the board prior to the expiration of the three-year period following the merger, the remaining Transocean designees, if the director was a director designated by Transocean, or Schlumberger designees, if the director was a director designated by Schlumberger, on the board will nominate a replacement for action by the full board. We have also agreed to nominate Mr. Grijalva to our board of directors to serve as Chairman until his 65th birthday, at which time he will tender his resignation for action by the board of directors.

BOARD MEETINGS AND COMMITTEES

     During 2000, the board of directors held 4 regular meetings and 1 special meeting. Each of our directors attended all of the meetings, including committee meetings.

     The board has standing audit, executive compensation, finance and benefits and corporate governance committees. In addition, the board may from time to time form special committees to consider particular matters that arise.

     Audit Committee. The audit committee reviews and reports to the board the scope and results of audits by our outside auditor and our internal auditing staff. It also reviews with the outside auditor the adequacy of our system of internal controls. It reviews transactions between us and our directors and officers, our policies regarding those transactions and compliance with our business ethics and conflict of interest policies. The audit committee also recommends to the board of directors a firm of certified public accountants to serve as our outside auditor, reviews the audit and other professional services rendered by the outside auditor and periodically reviews the independence of the outside auditor. The board of directors has adopted a written charter for the audit committee, which is attached as Appendix A to this proxy statement. The current members of the audit committee are Mr. Lindenauer, Chairman, and Messrs. McNamara, Siem and Strachan. The audit committee met 5 times during 2000.

     The rules of the New York Stock Exchange, Inc. restrict directors that have relationships with the company that may interfere with the exercise of their independence from management and the company from serving on the audit committee. These relationships include employment by a predecessor or former parent company. Mr. Lindenauer is the former Chief Financial Officer of Schlumberger and currently serves as Chairman of Schlumberger Technology Corporation, Schlumberger's principal U.S. subsidiary. In light of the Sedco Forex merger, Mr. Lindenauer could be deemed to be an employee of a predecessor or former parent company.

     The NYSE rules provide that a director with such relationships may, under certain circumstances, be appointed to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best interests of the company and its shareholders. Accordingly, at a meeting of the board of directors held on February 11, 2000, the board determined that, in light of Mr. Lindenauer's significant financial experience and expertise, his membership on the audit committee is required by the best interests of our company and our shareholders. We believe that the other members of the audit committee have no relationships that may interfere with the exercise of their independence from management and the company.

     Executive Compensation Committee. The executive compensation committee reviews and approves the compensation of our officers, administers our executive compensation programs and makes awards under the Long-Term Incentive Plan and the Performance Award and Cash Bonus Plan. The current members of the executive compensation committee are Mr. Kuehn, Chairman, and Messrs. Kinder, Monti, Pattarrozzi and Roger. The executive compensation committee met 3 times during 2000.

     Finance and Benefits Committee. The finance and benefits committee approves our long-term financial policies and annual financial plans, significant capital expenditures, insurance programs and investment policies. It also makes recommendations to the board concerning dividend policy, the issuance and terms of debt and equity securities and the establishment of bank lines of credit. In addition, the finance and benefits committee approves the creation, termination and amendment of our employee benefit programs and periodically reviews the status of these programs and the performance of the managers of the funded programs. The current members of the finance and benefits committee are Mr. Siem, Chairman, and Messrs. Donabedian, Kinder, Lindenauer and Strachan. The finance and benefits committee met 7 times during 2000.

     Corporate Governance Committee. The corporate governance committee makes recommendations to the board with respect to the selection and compensation of the board, how the board functions and how the board should interact with shareholders and management. It reviews the qualifications of potential candidates for the board of directors, evaluates the performance of incumbent directors and recommends to the board nominees to be elected at the annual meeting of shareholders. The current members of the corporate governance committee are Mr. Grijalva, Chairman, and Messrs. Kuehn, Loyd, McNamara and Monti. The corporate governance committee met 2 times during 2000.

     The corporate governance committee will consider nominees for director recommended by shareholders. Please submit your recommendations in writing, along with a resume of the nominee's qualifications and business experience and a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director. Submit nominations to Eric B. Brown, Secretary, Transocean Sedco Forex Inc., 4 Greenway Plaza, Houston, Texas 77046.

COMPENSATION OF DIRECTORS

     Fees and Retainers. Our employees receive no extra pay for serving as directors. Each director who is not one of our officers or employees receives an annual retainer of $34,000. A committee chairman receives an additional $5,000 annual retainer. Non-employee directors also receive a fee of $2,000 for each board meeting and $1,500 for each board committee meeting attended, plus incurred expenses where appropriate. Directors are eligible to participate in our deferred compensation plan. The director may defer any fees or retainer by investing those amounts in Transocean Sedco Forex ordinary share equivalents or in other investments selected by the administrative committee.

     Stock Options/Stock Appreciation Rights. When elected, each outside director is granted an option to purchase 4,000 ordinary shares at the fair market value of those shares on the date of grant. Following the initial grant, if the outside director remains in office, the director is granted an additional option to purchase 4,000 ordinary shares (or 6,000 ordinary shares if the amendment of our Long-Term Incentive Plan is approved) after each annual general meeting at the fair market value of those shares on the date of grant. For tax reasons, directors residing in Norway may receive share appreciation rights, commonly referred to as SARs, instead of options.

     Each stock option and SAR has a ten-year term and becomes exercisable in equal annual installments on the first, second and third anniversaries of the date of grant assuming continued service on the board. In the event of an outside director's retirement in accordance with the board's retirement policy or his earlier death or disability, or in the event of a change of control of our company as described under "-- Compensation Upon Change of Control," options and SARs will become immediately exercisable and will remain exercisable for the remainder of their ten-year term. Options and SARs will terminate 60 days after an outside director leaves the board for any other reason. However, if that person ceases to be a director for our convenience, as determined by the board, the board may at its discretion accelerate the exercisability of those options and SARs.

     We have reserved an aggregate of 600,000 ordinary shares for issuance to outside directors under our Long-Term Incentive Plan, of which 187,698 remained available for grant as of March 1, 2001. The provisions of the Long-Term Incentive Plan relating to grants to outside directors will terminate on May 1, 2003, unless terminated earlier by the board.

                             AUDIT COMMITTEE REPORT

     Our committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000 with management. In addition, we have discussed with Ernst & Young LLP, the independent auditing firm for the Company, the matters required by Codification of Statements on Auditing Standards No. 61 (SAS 61).

     The Committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we have reviewed, evaluated and discussed the written disclosures with that firm and its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Company's audited financial statements for the year ended December 31, 2000 in the Company's Annual Report on Form 10-K for such year filed with the Securities and Exchange Commission.

ARTHUR LINDENAUER, CHAIRMAN  MARTIN B. MCNAMARA

KRISTIAN SIEM                IAN C. STRACHAN

                      SECURITY OWNERSHIP OF 5% BENEFICIAL
                             OWNERS AND MANAGEMENT

     The table below shows how many ordinary shares each of our directors and nominees, each of the executive officers named in the summary compensation section below and all directors and executive officers as a group owned as of January 31, 2001 (after giving effect to the R&B Falcon merger). The table below also sets forth information concerning the persons known by us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, to beneficially own 5% or more of our ordinary shares.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                                SHARES OWNED        PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                                     BENEFICIALLY(1)(2)   OWNED BENEFICIALLY(3)
------------------------                                     ------------------   ---------------------
Jean P. Cahuzac(4).........................................         114,543
Jon C. Cole(4).............................................         255,078
Charles A. Donabedian......................................          40,392
Victor E. Grijalva.........................................          29,294
W. Dennis Heagney(4)(5)....................................         213,880
Richard D. Kinder..........................................          41,672
Ronald L. Kuehn, Jr........................................          31,716
Arthur Lindenauer..........................................           6,454
Robert L. Long(4)(6).......................................         181,976
Paul B. Loyd, Jr...........................................       1,402,688
Martin B. McNamara(7)......................................          27,981
Roberto Monti..............................................           1,333
Richard A. Pattarrozzi.....................................          30,000
Alain Roger................................................           6,875
Kristian Siem(8)...........................................          14,853
Ian C. Strachan............................................           1,833
J. Michael Talbert(4)(9)...................................         495,353
All directors and executive officers as a group (25
  persons)(4)..............................................       3,354,863               1.06%
Marsh & McLennan Companies, Inc.(10).......................      16,535,745               5.22%
Massachusetts Financial Services Company(11)...............      18,230,960               5.75%

---------------

 (1) The business address of each director and executive officer is c/o Transocean Sedco Forex Inc., 4 Greenway Plaza, Houston, Texas 77046.

 (2) Includes options exercisable within 60 days held by Messrs. Cahuzac (113,402), Cole (191,326), Donabedian (35,700), Grijalva (1,333), Heagney
     (144,740), Kinder (23,672), Kuehn (28,166), Lindenauer (1,333), Long
     (138,846), Loyd (1,402,688), McNamara (23,672), Monti (1,333), Pattarrozzi
     (30,000), Ray (190,413), Roger (1,333), Siem (14,841), Strachan (1,333),
     Talbert (413,793) and all directors and executive officers as a group (2,952,952). Also includes rights to acquire ordinary shares under our deferred compensation plan held by Messrs. Grijalva (2,814), Kuehn (3,550) and McNamara (3,309), and all directors and executive officers as a group (9,673).

 (3) As of January 31, 2001, each listed individual beneficially owned less than 1.0% of the outstanding ordinary shares.

 (4) Includes:

                                                                                                         ALL
                                                                                                      DIRECTORS
                                                                                                         AND
                                                                                                      EXECUTIVE
                                                                                                     OFFICERS AS
                                     MR. CAHUZAC   MR. COLE   MR. HEAGNEY   MR. LONG   MR. TALBERT     A GROUP
                                     -----------   --------   -----------   --------   -----------   -----------
     Shares of Restricted Stock
       (Holders may vote and
       receive dividends, but may
       not sell)...................        0        13,733      23,800       13,600       4,333        73,799
     Shares held by Trustee under
       401(k) plan.................        0         8,123       5,289        2,780       1,465        24,365
     Shares held in Employee Stock
       Purchase Plan...............      760         2,113       1,666        2,113           0        13,001

 (5) Includes 40 shares held by his children.

 (6) Includes 24,637 shares held in a joint account with his wife.

 (7) Includes 1,000 shares held in a joint account with his wife.

 (8) Siem Industries, Inc. holds 1,538,720 of our ordinary shares. Mr. Siem is the Chairman and Chief Executive Officer of Siem Industries, Inc. As a result, he may be deemed a beneficial owner of those ordinary shares.

 (9) Includes 75,479 shares held in a joint account with his wife.

(10) Based on a Schedule 13G filed with the SEC on February 22, 2000 by Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investments, LLC ("PI"), Putnam Investment Management, LLC ("PIM") and The Putnam Advisory Company, LLC ("PAC"). PI is a wholly owned subsidiary of MMC and wholly owns PIM and PAC. According to the filing, none of MMC, PI, PIM or PAC has sole voting or sole dispositive power over any of these shares. PI has shared voting power over 1,917,536 of these shares and shared dispositive power over 16,535,745 of these shares. PIM has shared dispositive power over 11,846,017 of these shares. PAC has shared voting power over 1,917,536 of these shares and shared dispositive power over 4,689,728 of these shares. The address of MMC is 1166 Avenue of the Americas, New York, NY 10036. The address of PI, PIM and PAC is One Post Office Square, Boston, Massachusetts 02109.

(11) Based on a Schedule 13G filed with the SEC on February 12, 2001 by Massachusetts Financial Services Company ("MFSC"). According to the filing, MFSC has sole voting power over 18,094,630 of these shares and sole dispositive power over 18,230,960 of these shares and may acquire 120,873 of these shares through the conversion of convertible securities. The address of MFSC is 500 Boylston Street, Boston, Massachusetts 02116.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe all Section 16(a) reporting requirements related to our directors and executive officers were timely fulfilled during 2000 with the exception of Mr. Strachan's Form 4 for the month of December, which was filed 22 days late. This belief is based solely on a review of the reports required to be filed under Section 16(a) of the U.S. Securities Exchange Act of 1934 that have been furnished to us and written representations from those with filing obligations that all reports were timely filed.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The executive compensation committee is composed solely of nonemployee directors. It administers our executive compensation program. The committee's primary responsibility is to ensure that the executive compensation program furthers our interests and those of our shareholders.

     Our executive compensation program has three principal objectives:

          (1) to attract and retain a highly qualified and motivated management team;

          (2) to appropriately reward individual executives for their contributions to the attainment of key strategic goals; and

          (3) to link the interests of executives and shareholders through stock-based plans and performance measures.

     The committee meets with outside consultants at least annually to review and compare the level of compensation we pay or award to key executives to the compensation practices of a peer group of companies. The primary peer group of companies used for determining compensation (base salary, annual cash bonus incentives and stock options) for key executives consists of 22 publicly held companies of comparable size in the contract drilling, related oilfield services and oil and gas industry. In comparing the level of our executive compensation to that of the peer group, the committee takes into account the relative size of companies as measured by revenues, market capitalization, net income and asset value. The committee used the

Simmons & Company International Upstream Index (the "Simmons Index") for comparing our total shareholder return to that of companies in the index of a certain size and based awards of restricted shares for 2000 on that comparison and the survey data.

     The key components of our executive compensation program are base salary, annual cash bonus incentives and long-term stock incentives. The committee's policies with respect to each component of the program, including the basis for the compensation of the Chief Executive Officer, are described below. The committee consults with the Chief Executive Officer in reviewing the individual performance and compensation of key executives (other than the Chief Executive Officer). The committee reviews the Chief Executive Officer's performance and compensation at least annually.

     Base Salaries. The committee reviews at least annually the base salaries of key executive officers and determines whether salaries should be adjusted. Any adjustments are based primarily on the executive's individual performance, responsibilities and experience and salary survey information. In general, the committee's objective is to maintain executive salaries at the size-adjusted median of the salaries for comparable executives in our peer group. Executive salaries for 1999 were below the median level as compared to the new peer group of companies that better reflect the size of the combined companies Transocean and Sedco Forex. Accordingly, at its salary review meeting on February 15, 2000, the committee approved an adjustment of the base salaries in accordance with a recommendation from a third party executive compensation consultant. An additional review was undertaken in September 2000 in an effort to use more recent data in the executive compensation analysis. The September analysis and the use of more recent data revealed that the salaries were well below the median of companies of comparable size. Accordingly, the committee approved the recommendation to adjust the salaries of the executive officers. Mr. Talbert's salary was adjusted from $725,000 (which took effect in April as a result of the February meeting) to $850,000, which was effective as of September 15, 2000.

     Annual Cash Bonus Incentives. We award annual cash bonus incentive opportunities under the Performance Award and Cash Bonus Plan. The amount of an executive's bonus opportunity, which is expressed as a percentage of base salary, depends primarily upon that individual's position and responsibilities and bonus opportunities provided to comparable positions within our peer group. At the beginning of each year, the committee reviews and approves annual performance goals. Shortly after the end of the year, the committee determines the appropriate bonus payout levels based on the degree to which these goals have been achieved. The annual incentive program is designed to pay total annual cash compensation, which is salary plus bonus, above the median of our peer group when we meet substantially all of the goals established for an executive's bonus opportunity. Similarly, when the goals are not achieved, the program is intended to result in total annual cash compensation below the median of our peer group. The committee also has the discretion to award performance-based cash bonuses under our Long-Term Incentive Plan.

     The committee determined that the payout of an executive's 2000 bonus opportunity would be based on the level of achievement of a company-wide financial goal, corporate goals and individual goals, as described below. The financial goal was weighted at 50%, the corporate goals at 35% and the individual goals at 15%. The committee also has discretion to make additional cash bonus awards beyond the bonus opportunity to recognize exceptional individual performance or to take account of other factors.

     The financial goal included in the 2000 bonus opportunities under our Performance Award and Cash Bonus Plan for senior executive officers other than Mr. Talbert was our 2000 earnings per share ("EPS") as compared to our budgeted EPS. Payout of the EPS goal was based on minimum, target and maximum levels of achievement. Mr. Talbert had no financial goal under our Performance Award and Cash Bonus Plan, but he had similar financial performance goals under our Long-Term Incentive Plan. The corporate goals for all senior executives included in the 2000 bonus opportunities included operating excellence, successful integration of combined companies, strategic goals and annual goals relating to safety and customer focus programs.

     The committee met in December 2000 and February 2001 to review the EPS performance versus the goal and the attainment of the corporate goals and objectives for the year 2000. Mr. Talbert's bonus under our Performance Award Cash Bonus Plan and Long Term Incentive Plan was determined by the committee to entitle him to a bonus payment of $580,700 or 113% of his bonus opportunity.

     Long-Term Stock Incentives. The long-term stock incentives component of our executive compensation program is designed to align executive and shareholder interests by rewarding executives for the attainment of stock price appreciation and total shareholder return.

     As a general rule, the committee administers the long-term stock incentive program through annual grants of stock options to designated executive officers and other key employees. In addition, the committee may consider the award of restricted stock based on the company's total shareholder return ("TSR") when compared to its peer group of companies, and the committee may also make special awards to individual executives and other key employees during the year on a discretionary basis. On February 15, 2000, the committee made stock option grants to executives, including Mr. Talbert, and stock option grants to other key employees in order to further the goal of aligning the executives' and key employees' interests with those of the shareholders and to encourage management continuity.

     Each executive officer is given a grant opportunity based on the executive's individual position and compensation survey data of our peer group. The executives are granted stock options at the 50th percentile level each year, subject to the committee's discretion to grant more or fewer options based upon company performance. Vesting of options occurs over three years. Restricted stock awards generally would only be made for company performance based upon the last three years' TSR, if TSR had been above the 50th percentile. The committee determines whether or not the restricted stock grant opportunity is earned by comparing our three-year weighted-average TSR, calculated by considering stock price appreciation and dividends over a multiyear period, to the weighted-average total shareholder return of the companies in the Simmons Index having total capitalization of at least $200 million at the end of each year in the period and three years of earnings history. Restricted stock awards provide long-term incentive compensation between the competitive median and 75th percentile levels directly proportional to TSR performance between the 50th and 75th percentiles.

     Based upon the above criteria, on February 11, 2000, we granted Mr. Talbert options to purchase 175,000 ordinary shares at an exercise price of $37.00 per share, which was the fair market value of the ordinary shares at the date of the grant. Based upon the formula, the executives, including Mr. Talbert, were not awarded any restricted stock other than a discretionary grant to one executive for individual performance.

     Stock Ownership Guidelines. In 1993, the committee established guidelines designed to encourage our key executives to attain specified levels of stock ownership over a five-year period. Stock ownership goals are based on the value of the ordinary shares and are expressed as a multiple of the executive's base salary.

     Limitations on Deductibility of Non-Performance Based
Compensation. Section 162(m) of the U.S. Internal Revenue Code limits the tax deduction that we or our subsidiaries can take with respect to the compensation of designated executive officers, unless the compensation is "performance-based." The committee expects that all income recognized by executive officers upon the exercise of stock options granted under the Long-Term Incentive Plan will qualify as performance-based compensation. The committee also believes that all restricted stock that it has awarded to date also qualifies as performance-based.

     Under the Long-Term Incentive Plan, the committee has the discretion to award performance-based cash compensation that qualifies under Section 162(m) of the U.S. Internal Revenue Code based on the achievement of objective performance goals. For 2000, Mr. Talbert was the only executive eligible for a performance-based cash award under the Long-Term Incentive Plan. The committee may determine to award compensation that does not qualify under Section 162(m) as performance-based compensation.

     Conclusion. The committee believes that the executive compensation philosophy that we have adopted effectively serves our interests and those of our shareholders. It is the committee's intention that the pay delivered to executives be commensurate with company performance.


RONALD L. KUEHN, JR., CHAIRMAN                        RICHARD D. KINDER
ROBERTO L. MONTI                                      ALAIN ROGER

                             EXECUTIVE COMPENSATION

     The table below shows the compensation of our Chief Executive Officer and four other most highly compensated executive officers (the "named executive officers") for 1998, 1999, and 2000. All share amounts and related matters in this proxy statement have been adjusted to reflect the corporate reorganization we completed in May 1999 that effected our reorganization from a Delaware corporation into a Cayman Islands company and a two-for-one share split effected in September 1997 in the form of a 100% share dividend.

SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                              ANNUAL COMPENSATION                   COMPENSATION AWARDS
                                   -----------------------------------------   -----------------------------
                                                                               RESTRICTED      SECURITIES
NAME AND PRINCIPAL                                            OTHER ANNUAL        STOCK        UNDERLYING          ALL OTHER
POSITION                    YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)   AWARD($)(2)   OPTIONS/SARS(3)   COMPENSATION($)(4)
------------------          ----   ---------   -----------   ---------------   -----------   ---------------   ------------------
J. Michael Talbert........  2000    736,458      580,700              0                0         175,000             54,602
  President and Chief       1999    625,000      601,563              0                0         117,000            646,903(5)
  Executive Officer         1998    598,750      640,000              0          223,938(6)       48,000             54,820
W. Dennis Heagney.........  2000    380,208      202,200              0                0          50,000             25,673
  Executive Vice            1999    342,500      282,563              0                0          38,900             36,061(5)
  President and             1998    341,258      298,519              0          118,642(6)       19,600             24,790
  Chief Operating Officer
Robert L. Long............  2000    346,875      179,100              0                0          50,000             22,925
  Executive Vice            1999    280,000      311,750              0                0          35,000             27,322(5)
  President and             1998    257,500      215,978              0           78,074(6)       19,600             20,726
  Chief Financial Officer
Jean P. Cahuzac(7)........  2000    328,750      173,400         86,525(8)             0          50,000             40,393
  Executive Vice
  President, Operations
Jon C. Cole...............  2000    317,292      154,700              0                0          50,000             22,143
  Executive Vice
    President,              1999    292,500      221,203              0                0          35,000             27,098(5)
  Shallow Water             1998    305,000      231,705              0           82,156(6)       17,600             19,759
  and Inland Water
  Operations

---------------

(1) The amount shown as "Bonus" for a given year includes amounts earned with respect to that year but paid in the first quarter of the following year.

(2) Represents the number of restricted shares times the market price of the shares on the date of grant. Dividends are paid on all restricted shares. As of December 31, 2000, the total number and value of restricted ordinary shares held by the named executive officers were: Mr. Talbert: 4,333 shares ($199,318); Mr. Heagney: 23,800 shares ($1,094,800); Mr. Long: 13,600 shares
    ($625,600); and Mr. Cahuzac: 0 shares ($0); Mr. Cole: 13,733 shares ($631,718).

(3) Represents options to purchase our ordinary shares at fair market value on the date of the grants.

(4) With respect to 2000, the amounts shown as "All Other Compensation" represent the following:

                                        MR. TALBERT   MR. HEAGNEY   MR. LONG   MR. CAHUZAC   MR. COLE
                                        -----------   -----------   --------   -----------   --------
    Matching contributions under the
      Savings Plan....................     7,200         7,200       7,200        7,200       7,200
    Contributions under the
      Supplemental Benefit Plan.......    22,089        12,826       7,853            0       9,017
    Premiums and benefits under the
      "split-dollar' Executive Life
      Insurance Program...............    25,313         5,647       7,872       17,320       5,926
    Defined contribution international
      retirement benefit plan.........         0             0           0       33,193           0

(5) In connection with the waiver of certain employment agreement provisions relating to the Sedco Forex merger, in 1999 Mr. Talbert received a cash payment of $568,800 and Messrs. Heagney, Long and Cole received accelerated vesting of certain restricted stock grants they received on June 4, 1993. On that date, 32,000 restricted shares were granted to Mr. Heagney and 18,000 restricted shares were granted to each of Messrs. Long and Cole. Those shares were to vest fully on or after January 8, 2011, but, in exchange for their waivers of those provisions, those shares will vest in three equal installments on December 31, 2000, December 31, 2001 and December 31, 2002. The amount received by Mr. Talbert is included in "All Other Compensation."

(6) Represents the value of the restricted shares (calculated by multiplying the closing market price of the registrant's unrestricted stock on the date of grant by the number of shares awarded) granted on February 12, 1998, to Messrs. Talbert (10,000 shares), Heagney (4,000 shares), Long (4,000 shares) and Cole (3,600 shares). Those shares were to vest in three equal installments on each anniversary of the date of the grant, commencing on the third anniversary of the date of grant, but, due to the change of control provisions, all of these shares vested as of December 31, 1999.

(7) Mr. Cahuzac became one of our executive officers following the completion of the Sedco Forex merger on December 31, 1999. Previously, he had been employed by Sedco Forex. Accordingly, information for 1998 and 1999 is omitted.

(8) Includes payments relating to Mr. Cahuzac's relocation ($36,735) and school fees ($26,852).

OPTIONS GRANTED

     The table below contains information with respect to options to purchase our ordinary shares granted to the named executive officers in 2000.

                             OPTION GRANTS IN 2000

                                             INDIVIDUAL GRANTS
                             --------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                           % OF TOTAL                               AT ASSUMED ANNUAL RATES
                             NUMBER OF      OPTIONS                                 OF COMPANY SHARE PRICE
                             SECURITIES    GRANTED TO                               APPRECIATION FOR OPTION
                             UNDERLYING     COMPANY      EXERCISE                       TERM (10 YEARS)
                              OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------------
NAME                          GRANTED         2000       ($/SHARE)    DATE(1)        5%(2)          10%(2)
----                         ----------   ------------   ---------   ----------   ------------   ------------
J. Michael Talbert.........   175,000         10.5          $37       2/14/10      3,830,199      9,932,215
W. Dennis Heagney..........    50,000          3.0          $37       2/14/10      1,094,342      2,837,776
Robert L. Long.............    50,000          3.0          $37       2/14/10      1,094,342      2,837,776
Jean P. Cahuzac............    50,000          3.0          $37       2/14/10      1,094,342      2,837,776
Jon C. Cole................    50,000          3.0          $37       2/14/10      1,094,342      2,837,776

---------------

(1) The options are subject to termination prior to their expiration date in some cases where employment is terminated.

(2) These columns show the gains the named executives and all of our shareholders could realize if our shares appreciate at a 5% or 10% rate. These growth rates are arbitrary assumptions specified by the Securities and Exchange Commission, not our predictions.

AGGREGATE OPTION EXERCISES

     The following table shows information concerning options to purchase our ordinary shares the named executive officers exercised during 2000, and unexercised options they held as of December 31, 2000:

       AGGREGATED OPTION EXERCISES IN 2000 AND 2000 YEAR-END OPTION VALUE

                                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED,
                                                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED              OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR END
                            ON       VALUE     ---------------------------   ---------------------------------
NAME                     EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE(1)   UNEXERCISABLE(1)
----                     --------   --------   -----------   -------------   --------------   ----------------
J. Michael Talbert.....     0          $0        355,460        175,000        $7,878,718        $1,575,000
W. Dennis Heagney......     0           0        128,074         50,000         2,599,996           450,000
Robert L. Long.........     0           0        122,180         50,000         2,658,428           450,000
Jean P. Cahuzac........     0           0         96,736         50,000         1,474,897           450,000
Jon C. Cole............     0           0        174,660         50,000         4,644,530           450,000

---------------

(1) The value of each unexercised in-the-money option is equal to the difference between $46, which was the closing price of our ordinary shares on December 31, 2000, and the exercise price of the option.

DEFINED BENEFIT PLANS

     We maintain a U.S. Retirement Plan for our qualifying employees and officers and those of participating subsidiaries. In general, we base annual retirement benefits on average covered compensation for the highest five consecutive years of the final ten years of employment. We include salaries and bonuses and some personal benefits as covered compensation under the U.S. Retirement Plan. We do not include (1) amounts relating to the grant or vesting of restricted shares, the exercise of options and SARs, and receipt of tax-offset supplemental payments with respect to options, SARs or restricted shares, or (2) employer contributions under our Savings Plan or our Supplemental Benefit Plan.

     The maximum annual retirement benefit under our U.S. Retirement Plan is generally 60% of the participant's average covered compensation minus 19.5% of his or her covered social security earnings. However, some of our executive officers, other than Mr. Talbert, and some other employees accrued additional benefits under a previous retirement plan pursuant to the following formula (subject to partial offset for certain social security benefits): (1) 2.4% of average covered compensation, calculated as described above, for each year of service prior to January 1, 1992; plus (2) 2.0% of average covered compensation for each year of service after January 1, 1992; plus (3) when the total of (1) plus (2) above equals 60% of average covered compensation, 1% of average covered compensation for each year of service after January 1, 1992, not included in the calculation in (2) above, up to five such additional years of service. The eligible survivors of a deceased U.S. Retirement Plan participant are entitled to a survivor's benefit under the plan. Benefits under our U.S. Retirement Plan are generally paid as life annuities.

     Eligible participants in our U.S. Retirement Plan and their eligible survivors are entitled to receive retirement and survivors benefits that would have been payable under the U.S. Retirement Plan but for the fact that benefits payable under funded pension plans are limited by federal tax laws. As a general rule, during 2000, the federal tax laws limited annual benefits under tax-qualified retirement plans to $135,000, subject to reduction in some cases, and required those plans to disregard any portion of the participant's 2000 compensation in excess of $170,000. A participant may choose to have these benefits paid either as a life annuity or in a cash lump sum upon termination of employment.

     Mr. Cahuzac is a non-U.S. citizen and participates in a defined contribution international retirement plan. He does not participate in our U.S. Retirement Plan.

     The following table contains the benefits payable to the named executive officers under our U.S. Retirement Plan and related supplemental benefit plans as of December 31, 2000:

                           DEFINED BENEFIT PLAN TABLE

                                                                           ESTIMATED ANNUAL
                                                                              RETIREMENT
                                                           CURRENT YEARS      BENEFIT AT
NAME                                                       OF SERVICE(1)      AGE 65(2)
----                                                       -------------   ----------------
J. Michael Talbert.......................................       6.3            $650,405
W. Dennis Heagney........................................      31.5             369,282
Robert L. Long...........................................      25.5             307,233
Jon C. Cole..............................................      23.2             309,988

---------------

(1) Includes years of service with Sonat Inc.

(2) Estimated annual retirement benefit payable under the Retirement Plan and related supplemental benefit plans as a single life annuity at age 65 (based on the assumptions that the officer retires from employment with us at age 65 with average covered compensation at his retirement date equal to his 2000 covered compensation) and calculated prior to the offset for covered social security earnings.

PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return of (1) our ordinary shares, (2) the Standard & Poor's 500 Stock Index and (3) the Simmons & Company International Upstream Index over our last five fiscal years. The graph assumes that $100 was invested in our ordinary shares and each of the other two indices on December 31, 1995, and that all dividends were reinvested on the date of payment.

                      CUMULATIVE TOTAL SHAREHOLDER RETURN

                        INDEXED TOTAL SHAREHOLDER RETURN
                      DECEMBER 31, 1995-DECEMBER 31, 2000

                              [PERFORMANCE GRAPH]

                                                           DECEMBER 31,
                      ---------------------------------------------------------------------------------------
                          1995           1996           1997           1998           1999           2000
                      ------------   ------------   ------------   ------------   ------------   ------------
 Transocean Sedco
  Forex Inc.             100.00         140.59         217.03         121.22         152.99         209.35
 S&P 500                 100.00         122.58         163.34         210.01         254.18         231.06
 Simmons Upstream
  Index                  100.00         159.14         240.44          99.30         139.16         237.09

COMPENSATION UPON CHANGE OF CONTROL

     Some of our benefit plans provide for the acceleration of benefits in the event of a change of control of our company. A change of control generally includes acquisitions of beneficial ownership of 20% or more of our ordinary shares, changes in board composition and certain merger and sale transactions.

     Upon the occurrence of a change of control, all outstanding restricted shares granted under the Long-Term Incentive Plan will immediately vest and all options and SARs granted under the Long-Term Incentive Plan to outside directors or held by then-current employees will become immediately exercisable. In addition, the executive compensation committee may provide that if a SAR is exercised within 60 days of the occurrence of a change of control, the holder will receive a payment equal to the excess over the amount otherwise due of the highest price per ordinary share paid during the 60-day period prior to exercise of the SAR. The executive compensation committee also may provide that the holder is entitled to a supplemental payment on that excess. Those payments are in addition to the amount otherwise due on exercise. Also, upon the occurrence of a change of control, the participant will become vested in 100% of the maximum performance award he could have earned under our Performance Award and Cash Bonus Plan for the proportionate part of the performance period prior to the change of control and will retain the right to earn out any additional portion of his award if he remains in our employ.

     The Sedco Forex merger constituted a change of control under our Long-Term Incentive Plan and Performance Award and Cash Bonus Plan.

CONSULTING AGREEMENTS WITH DIRECTORS

     As part of the Sedco Forex merger and as a condition to his appointment as Chairman of the Board, we entered into a consulting agreement with Victor E. Grijalva. The consulting agreement contains the following material terms:

     - we will nominate Mr. Grijalva to the board of directors to serve as Chairman until his 65th birthday, at which time he will tender his resignation for action by the board of directors;

     - until the time of his resignation, Mr. Grijalva will provide consulting services to us, as an independent contractor, with regard to long-range planning, strategic direction and integration and rationalization matters;

     - we will pay Mr. Grijalva $400,000 per year;

     - we will indemnify Mr. Grijalva in connection with the services he provides to the fullest extent available under our articles of association; and

     - Mr. Grijalva will be entitled to the non-cash compensation and benefits we provide to non-employee directors.

     At the time of the R&B Falcon merger, R&B Falcon entered into a consulting agreement with Paul B. Loyd, Jr. The consulting agreement contains the following material terms:

     - the term of the consulting agreement is for a period of two years following the date of Mr. Loyd's termination of employment from R&B Falcon, which occurred on January 31, 2001, and he may terminate it at any time on 30 days' advance written notice;

     - Mr. Loyd will provide consulting services with regard to strategies, policies, special projects, incentives, goals and other matters related to the development and growth of R&B Falcon for a minimum of 30 hours per month;

     - Mr. Loyd agrees not to perform substantially similar services during the term of the consulting agreement for any other company that provides offshore contract drilling services;

     - we will pay Mr. Loyd $360,000 per year and he waives all director's fees or other remuneration that he would otherwise receive for being a member of our board of directors;

     - Mr. Loyd will be entitled to reimbursement of expenses incurred in providing consulting services; and

     - Mr. Loyd may assign the consulting agreement to an entity which is wholly-owned by him.

EMPLOYMENT AGREEMENTS

     During September and October 2000, we entered into new agreements with some of our executive officers, including Messrs. Talbert, Heagney, Cole, Long, Ray and Brown and Ms. Koucouthakis. These agreements replaced employment agreements entered into prior to the Sedco Forex merger. The prior agreements provided that the occurrence of a change in control triggered provisions that provided that the executives could leave for any reason during a specified period following the change of control and receive the payments defined in the employment agreements, which generally guaranteed a minimum salary and bonus for a period of three years. The Sedco Forex merger triggered these provisions, and as a result, the executives could have left for any reason during January 2001 and received the payments under the employment agreements. In order to induce the executives to remove such right and remain with our company, we offered the executives either (a) a cash payment equivalent to the amount otherwise due under the employment agreement as if the executive left in January 2001 to be vested and paid, with interest, over a three year period in equal annual installments commencing January 2002, in exchange for termination of the employment agreement (such amounts would become payable if the executive remained employed, and would become payable in a lump sum if the executive's termination occurred due to death, disability or termination without cause, or due to certain reductions in authority or base salary), or (b) an extension of the existing employment agreement for three years beyond the current one month trigger period with a first term of 18 months during which the employee commits to remain with our company, followed by an additional term of eighteen months during which the employee can self trigger the payment rights, with interest, under the employment agreement by terminating his or her employment. Messrs. Heagney and Brown and Ms. Koucouthakis entered into agreements described in clause (a) of the foregoing sentence, and Messrs. Talbert, Cole, Long and Ray entered into agreements described in clause (b) of the foregoing sentence. None of the new agreements contain change of control provisions. The agreements with Messrs. Talbert, Cole, Long, and Ray provide that in the event the payments called for under the agreement would subject the executive to an excise tax under Section 4999 of the U.S. Internal Revenue Code, the executive will be entitled to receive an additional "gross-up" payment in some circumstances.

     The amount of the aggregate payments to Mr. Heagney pursuant to his agreement, excluding interest, is $2,370,587. Mr. Cahuzac is not a party to an employment agreement with us. If the other named executive officers terminate their employment on July 1, 2002 in a manner entitling them to benefits under the agreements, they would received amounts approximately equal to the following lump sum cash payments, excluding any gross up payments and interest:

Mr. Talbert..............................................  $4,877,593
Mr. Long.................................................  $2,142,756
Mr. Cole.................................................  $1,999,933

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the executive compensation committee of the board of directors are Mr. Kuehn, Chairman, and Messrs. Kinder, Monti and Roger. There are no matters relating to interlocks or insider participation that we are required to report.

                 PROPOSAL TO AMEND OUR LONG-TERM INCENTIVE PLAN

DESCRIPTION OF THE PROPOSAL

     Our board of directors has unanimously adopted a resolution to amend our Long-Term Incentive Plan to increase the annual award to continuing outside directors of options to purchase ordinary shares from 4,000 to 6,000. The board believes that the amendment is necessary to attract and retain qualified outside directors.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR LONG-TERM INCENTIVE PLAN.

PRINCIPAL PROVISIONS OF THE LONG-TERM INCENTIVE PLAN

     The following summary of the incentive plan is qualified by reference to the full text of the current plan, which is attached as Appendix B to this proxy statement.

     The incentive plan is administered by the executive compensation committee of the board of directors, all of the members of which are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the U.S. Internal Revenue Code. It is intended that the grant of awards under the amended incentive plan, after approval by shareholders, will satisfy the requirements of
Section 162(m) of the code, as applicable to limitations on deductions of compensation expenses in excess of $1 million for certain executive officers.

     The committee designates the employees of our company and our subsidiaries and affiliated companies to be granted awards under the incentive plan and the type and amount of awards to be granted. The committee has authority to interpret and amend the incentive plan, adopt administrative regulations for the operation of the incentive plan and determine and amend the terms of awards to employees under the incentive plan.

     Under the incentive plan, options to purchase ordinary shares, share appreciation rights in tandem with options, freestanding share appreciation rights, restricted shares and cash performance awards may be granted to employees at the discretion of the committee. The committee may provide for a supplemental cash payment upon the exercise of an option or share appreciation right to cover the employee's tax burden associated with the exercise. In addition, the incentive plan provides for automatic awards to outside directors of options to purchase 4,000 ordinary shares at the time the individual becomes one of our director and options to purchase 4,000 ordinary shares (to be increased to 6,000 ordinary shares if the plan amendment is approved) at each annual meeting of our shareholders at which the individual remains or is reelected as a director. Outside directors who reside in Norway may elect to receive share appreciation rights instead of these option grants.

     The aggregate number of ordinary shares that may be issued under the incentive plan may not exceed 18,900,000 shares with respect to awards to employees, reduced by the number of shares that have previously been issued with respect to awards to employees. Cash tax-offset supplemental payments will not count against these limits. Lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem share appreciation rights, will not count against these limits and can be regranted under the incentive plan. If the exercise price of an option is paid in ordinary shares or if ordinary shares are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will also not count against the above limits. No employee may be granted options or restricted shares with respect to more than 600,000 ordinary shares in any fiscal year. The aggregate number of ordinary shares subject to awards to outside directors may not exceed 600,000. The aggregate number of ordinary shares subject to awards of freestanding share appreciation rights to employees may not exceed 300,000.

     Our officers are eligible to participate in the incentive plan, as are employees of our company and our subsidiaries, and of partnerships or joint ventures in which we and our subsidiaries have a significant ownership interest, as determined by the committee. Our outside directors are automatically granted options or, for outside directors residing in Norway, share appreciation rights that have the terms specified in the incentive plan. Outside directors are not eligible for any other awards under the incentive plan. Approximately

292 current employees and 12 current outside directors have received awards under the incentive plan. All of our employees are eligible to receive awards under the incentive plan at present.

     The committee determines, in connection with each option awarded to an employee, the exercise price, whether that price is payable in cash, ordinary shares or by cashless exercise, the terms and conditions of exercise, whether the option will qualify as an incentive stock option under the U.S. Internal Revenue Code, or a non-qualified option, restrictions on transfer of the option and other provisions not inconsistent with the incentive plan. The committee is also authorized to grant share appreciation rights to incentive plan participants, either as freestanding awards or in tandem with an option. Every share appreciation right entitles the participant, upon exercise of the share appreciation right, to receive in cash or ordinary shares a value equal to the excess of the market value of a specified number of ordinary shares at the time of exercise, over the exercise price established by the committee. The incentive plan requires that the exercise price of options and share appreciation rights be at least equal to fair market value on the date of grant, except with respect to options granted within 90 days of the closing of our initial public offering in June 1993. The term of options and share appreciation rights under the incentive plan may not exceed 10 years, except that the committee may extend the term for up to one year following the death of the participant.

     The committee is authorized to grant employees awards of restricted shares. The committee determines the terms, conditions, restrictions and contingencies applicable to awards of restricted shares. Awards of restricted shares may be designated as "qualified performance-based compensation" under Section 162(m) of the U.S. Internal Revenue Code. The performance goals will be based on the same criteria as the cash performance awards discussed below.

     The committee may also provide for cash performance awards to employees based on the achievement of one or more objective performance goals. Cash performance awards may be designated as "qualified performance-based compensation" under Section 162(m) of the U.S. Internal Revenue Code. If so designated, the cash performance awards will be contingent upon our performance during the performance period, as measured by targets established by the committee, based on any one or more of:

     - sales;

     - operating profits;

     - operating profits before interest expense and taxes;

     - net earnings;

     - earnings per share;

     - return on equity;

     - return on assets;

     - return on invested capital;

     - total shareholder return;

     - cash flow;

     - debt-to-equity ratio;

     - market share;

     - stock price;

     - economic value added; and

     - market value added.

     Such performance measures may be applied to us on a consolidated basis and to a business unit, as an absolute measure or as a measure relative to a peer group of companies. The committee will establish the performance objectives for an award in writing no later than 90 days after beginning of the fiscal year to which the award relates.

     The number and kind of shares covered by the incentive plan and by outstanding awards under the incentive plan and the exercise price of outstanding awards are subject to adjustment in the event of any:

     - reorganization;

     - recapitalization;

     - stock dividend;

     - stock split;

     - merger;

     - consolidation;

     - extraordinary cash dividend;

     - split-up;

     - spin-off;

     - combination; or

     - exchange of shares.

     Upon the occurrence of a change of control, following the grant of an award, (1) all outstanding restricted shares will immediately vest, (2) all options and share appreciation rights held by outside directors will become immediately exercisable and will remain exercisable for the remainder of their term, and (3) all outstanding options, tandem share appreciation rights and freestanding share appreciation rights held by then-current employees will become immediately exercisable and will remain exercisable for the remainder of their term.

     The incentive plan is not limited in duration by its terms. However, pursuant to Section 422(b)(2) of the U.S. Internal Revenue Code, no option that is intended to constitute an incentive stock option may be granted under the incentive plan after May 1, 2003. Our board of directors may at any time amend, suspend or terminate the incentive plan, but in doing so cannot adversely affect any outstanding awards without the grantee's written consent. In addition, the board of directors may not increase the number of shares reserved for issuance under the incentive plan or change the minimum option or share appreciation right price without shareholder approval.

AWARDS GRANTED

     The following table sets forth the number of stock options or other awards granted under the plan during the year ended December 31, 2000 to the persons and groups identified below, except in the case of all current directors who are not executive officers as a group, which reflects the number of stock options that would have been granted to the director nominees and the directors whose terms are expected to continue following the annual general meeting had the amendment to the plan been in effect during 2000 and each of such persons were then one of our directors.

                                                                 YEAR ENDED DECEMBER 31, 2000
                                                              -----------------------------------
NAME AND POSITION                                             AWARDS GRANTED(1)   DOLLAR VALUE(2)
-----------------                                             -----------------   ---------------
J. Michael Talbert..........................................        175,000         $1,575,000
  President and Chief Executive Officer
W. Dennis Heagney...........................................         50,000         $  450,000
  Executive Vice President and Chief Operating Officer
Robert L. Long..............................................         50,000         $  450,000
  Executive Vice President and Chief Financial Officer
Jean P. Cahuzac.............................................         50,000         $  450,000
  Executive Vice President, Operations
Jon C. Cole.................................................         50,000         $  450,000
  Executive Vice President, Shallow Water and Inland Water
  Operations
All current executive officers as a group...................        534,000         $4,917,000
All current directors who are not executive officers as a
  group.....................................................         66,000         $        0(3)
All employees who are not executive officers as a group.....      1,100,500         $9,904,500

---------------

(1) Represents grants of stock options, except in the cases of all current executive officers as a group, which include grants of restricted shares.

(2) Determined by multiplying the number of options or restricted shares granted to the named individual or group by (a), in the case of options granted, the difference between $46, the closing price of our ordinary shares December 31, 2001, and the weighted-average exercise price of the options and (b) in the case of restricted shares granted, such closing price.

(3) The exercise price of options granted during 2000 to directors who are not executive officers was below the closing price of our ordinary shares on December 31, 2000. If the amendment to the plan is approved, current directors who are not executive officers would receive options to purchase an additional 22,000 ordinary shares.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the general rules of present U.S. federal income tax law relating to the tax treatment of incentive stock options, non-qualified stock options, share appreciation rights and restricted share awards issued under the incentive plan. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant under the incentive plan, including the possibility that a participant may not be subject to U.S. federal income taxation. When the terms "we", "our" or "our company" is used in this section, the term is understood to mean the U.S. subsidiary of Transocean Sedco Forex.

  Options

     Some of the options issuable under the incentive plan may constitute "incentive stock options" within the meaning of Section 422 of the U.S. Internal Revenue Code, while other options granted under the incentive plan will be non-qualified stock options. The U.S. Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the shares at the time of exercise is an item of tax adjustment that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option, assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise, referred to as a disqualifying disposition, any gain will be taxed to the optionee as the appropriate type of capital gain, depending on the actual holding period from the exercise date. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable ordinary income, subject to withholding, in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. No deduction is available to us upon the grant or exercise of an incentive stock option, although a deduction may be available if the employee sells the shares acquired upon exercise before the applicable holding period expires, whereas upon exercise of a non-qualified stock option, we are entitled to a deduction in an amount equal to the income recognized by the employee. Except in the case of the death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment other than upon death or disability of an optionee cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

  Share Appreciation Rights

     The amount of any cash or the fair market value of any share received by the holder upon the exercise of share appreciation rights under the incentive plan will be subject to ordinary income tax in the year of receipt, and we will be entitled to a deduction for that amount.

  Restricted Share Awards

     Generally, a grant of ordinary shares under the incentive plan, which shares are subject to vesting and transfer restrictions, will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Generally, the recipient will be taxed on the value of the ordinary shares as ordinary income in the years in which the restrictions on the shares lapse. The value of the ordinary shares will be the fair market value of the shares on the dates the restrictions terminate, less any consideration paid for the ordinary shares. Under Section 83(b) of the U.S. Internal Revenue Code, any recipient may elect to treat the fair market value of the ordinary shares on the date of a grant as compensation income in the year of the grant, provided the recipient makes the election pursuant to Section 83(b) of the code within 30 days after the date of the grant. In any case, we will receive a deduction for U.S. federal income tax purposes equal to the amount of compensation included in the recipient's income in the year in which that amount is so included.

  Cash Performance Awards

     Payments of cash performance awards will be ordinary income to the recipient in the year paid, and we will be entitled to a deduction for that amount in the year in which it is so included.

  Other

     In general, a U.S. federal income tax deduction is allowed to us in an amount equal to the ordinary income recognized by a participant with respect to awards under the incentive plan, provided that the amount constitutes an ordinary and necessary business expense of our company. However, we will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in our proxy statement who was employed by us at year-end, unless the compensation qualifies as "performance based" under
Section 162(m) of the U.S. Internal Revenue Code or other exceptions apply. In addition, we will not be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if those payments are deemed to constitute "excess parachute payments" under Section 280G of the U.S. Internal Revenue Code and do not qualify as reasonable compensation pursuant to that section; such payments will subject the recipients to a 20% excise tax.

     A participant's tax basis in shares acquired upon exercise of an option under the incentive plan is equal to the sum of the price paid for the ordinary shares, if any, and the amount of ordinary income recognized by the participant on the receipt or transfer of the shares acquired upon exercise of an option. The participant's holding period for the shares begins upon the receipt of the ordinary shares acquired upon exercise of an option. If a participant sells the ordinary shares, assuming there is no disqualifying disposition of an "incentive stock option," any difference between the amount realized in the sale and the participant's tax basis in the shares is taxed as long-term or short-term capital gain or loss, provided the shares are held as a capital asset on the date of sale, and depending on the participant's holding period for the shares.

                              CERTAIN TRANSACTIONS

     In January 2001, R&B Falcon purchased the 13.6% minority interest in Reading & Bates Development Co., which was owned by former directors and employees of R&B Falcon and directors and employees of that company, for $34.7 million. Interests of Messrs. Loyd and Donabedian were purchased for $9,059,400 and $1,294,000, respectively. Mr. Pattarrozzi received a bonus of $267,000 in connection with the sale of the minority interest. R&B Falcon's oil and gas business is operated primarily through its Reading & Bates Development Co.

                              SELECTION OF AUDITOR

     We have selected Ernst & Young LLP as our auditor for the 2001 calendar year. Ernst & Young LLP served as our auditor for the 2000 calendar year. A representative of Ernst & Young LLP is expected to be present at the annual general meeting with the opportunity to make a statement if so desired and to respond to appropriate questions.

                         FEES PAID TO ERNST & YOUNG LLP

     Ernst & Young LLP has billed us fees as set forth in the table below for
(i) the audit of our annual financial statements and reviews of quarterly financial statements, (ii) financial information systems design and implementation work rendered in 2000 and (iii) all other services rendered in 2000.

                                                                         ALL OTHER FEES
                                     IMPLEMENTATION FEES    -----------------------------------------
                                     SYSTEMS DESIGN AND     AUDIT-RELATED               TOTAL OF ALL
                       AUDIT FEES   FINANCIAL INFORMATION       FEES         OTHER       OTHER FEES
                       ----------   ---------------------   -------------   --------   --------------
Fiscal year 2000.....   $313,500             $0               $869,576      $657,014     $1,526,590

     The audit committee has considered whether the provision of services rendered in 2000 other than the audit of our financial statements and reviews of quarterly financial statements was compatible with maintaining the independence of Ernst & Young LLP and determined that the provision of such services was compatible with maintaining such independence.

                           PROPOSALS OF SHAREHOLDERS

     Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2002 annual general meeting, your proposals must be received at our principal executive offices, 4 Greenway Plaza, Houston, Texas 77046, by no later than December 4, 2001. However, if the date of the

2002 annual general meeting changes by more than 30 days from the date of the 2001 annual general meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

     Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in our articles of association. Our articles of association provide generally that, if you desire to propose any business at an annual general meeting, you must give us written notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual general meeting. However, if the date of the forthcoming annual general meeting is more than 30 days before or after that anniversary date, the deadline is the close of business on the tenth day after we publicly disclose the meeting date. The deadline under our articles of association for submitting proposals will be February 10, 2002 for the 2002 annual general meeting unless it is more than 30 days before or after the anniversary of the 2000 annual general meeting. Your notice must set forth:

     - a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

     - your name and address;

     - a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting, or if the record date for the meeting is subsequent to the date required for shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting, and, in either case, intend to appear in person or by proxy at the meeting to propose that business; and

     - any material interest you have in the business.

     If you desire to nominate directors at an annual general meeting, you must give us written notice within the time period described in the preceding paragraph. If you desire to nominate directors at an extraordinary general meeting at which the board of directors has determined that directors will be elected, you must give us written notice by the close of business on the tenth day following our public disclosure of the meeting date. Notice must set forth:

     - your name and address and the name and address of the person or persons to be nominated;

     - a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and, in either case, setting forth the class and number of shares so held, including shares held beneficially;

     - a representation that you intend to appear in person or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

     - a description of all arrangements or understandings between you and each nominee you proposed and any other person or persons under which the nomination or nominations are to be made by you;

     - any other information regarding each nominee you proposed that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     - the consent of each nominee to serve as a director if so elected.

     The chairman of the meeting may refuse to transact any business or to acknowledge the nomination of any person if you fail to comply with the foregoing procedures.

     You may obtain a copy of our articles of association, in which these procedures are set forth, upon written request to Eric B. Brown, Secretary, Transocean Sedco Forex Inc., 4 Greenway Plaza, Houston, Texas 77046.

                                                                      APPENDIX A

                             TRANSOCEAN SEDCO FOREX

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing; the Company's financial statements contained in the annual report to stockholders; the Company's systems of internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this oversight function, the Audit Committee should encourage continuous improvement of and should foster adherence to the company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent accountants and internal audit function.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall consist of at least three active members of the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. In no event shall an active or retired officer or employee of the Company be a member of the Committee.

     The proposed committee members, Chairman and Secretary of the Audit Committee shall be recommended to the Board of Directors by the Chairman of the Board. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members, Chairman and Secretary of the Committee shall be appointed annually by the Board of Directors. Normally, each member will serve for at least three consecutive years. The Secretary may, but need not, be a member of the Committee.

III. MEETINGS

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its responsibility to support open dialog, the Committee should meet at least annually with management, the Director of Internal Audit, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. DUTIES AND RESPONSIBILITIES

     It shall be the responsibility of the Audit Committee, under powers delegated to it by the Board of Directors:

A. WITH REGARD TO THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     - To review annually with Management their plans for the scope of the accountants' activities, including the auditors' performance of non-audit services, and expected fees to be incurred therefor, the accountants' report of findings resulting from examination of the Company's records and systems of internal accounting controls, and matters affecting their independence in the performance of the audit of Company accounts.

     - To review with the Director of Internal Audit and the independent public accountants their annual audit plans, including the degree of coordination of the respective plans. The Committee should inquire as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal accounting controls.

     - To have a clear understanding with the independent public accountants that they are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders, and that these shareholder representatives have ultimate authority and responsibility to engage, evaluate, and if appropriate, terminate their services. To this end, the Committee will make recommendations to the Board of Directors with regard to the appointment or discharge of independent public accountants.

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     - To review with the independent public accountants the cooperation received from Management during the course of the audit and extent of any restrictions that may have affected their examination.

B. WITH REGARD TO THE COMPANY'S FINANCIAL STATEMENTS AND FOOTNOTES, AND INTERNAL ACCOUNTING CONTROL SYSTEMS

     - To review the Annual Report and footnotes thereto prior to its publication, and discuss with the independent public accountants any significant transactions not a normal part of the Company's business, significant adjustments proposed by them, and comments submitted by the independent public accountants concerning the Company's system of internal accounting control together with management's actions to correct any deficiencies noted.

     - To review with the independent public accountants the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting in terms of clarity of disclosures, degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by the company in preparing the financial disclosures.

     - To review steps taken to assure compliance with the Company's policy regarding conflicts of interest and business ethics.

     - To review transactions or relationships between the Company and any Director, Officer, or stockholder owning more than 5% of the Company's common stock (including any family members of the foregoing), and make recommendation to the Board of Directors concerning whether such relationships should continue.

     - To ascertain that appropriate reporting of such transactions or relationships is made to the Securities and Exchange Commission or other regulatory agencies.

     - To review the quality and depth of staffing of the Company's financial, accounting, and internal audit personnel.

C. WITH REGARD TO THE COMPANY'S INTERNAL AUDITORS

     - To review the scope of the internal auditors' activities, their report of findings resulting from the examination of the Company's records, operations, and systems of internal accounting controls, and matters affecting their independence in the performance of the audit of Company accounts, including the cooperation received from Management during the course of any audit, and the extent of any restrictions that may have affected their examination.

V. OTHER RESPONSIBILITIES

     - To review expense accounts and executive perquisites of the Company's senior officers.

     - To review litigation involving claims of wrongdoing by shareholders or by or against directors, officers, or independent public accountants of the Company.

     - Review and update this Charter periodically, at least annually, as conditions dictate.

                                                                      APPENDIX B

                            LONG-TERM INCENTIVE PLAN
                                       OF
                          TRANSOCEAN SEDCO FOREX INC.
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000)

I. GENERAL

1.1  PURPOSE OF THE PLAN

     The Long-Term Incentive Plan (the "Plan") of Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"), is intended to advance the best interests of the Company and its subsidiaries by providing Directors and employees with additional incentives through the grant of options ("Options") to purchase ordinary shares, par value US $0.01 per share of the Company ("Ordinary Shares"), share appreciation rights ("SARs"), restricted Ordinary Shares ("Restricted Shares") and cash performance awards ("Cash Awards"), thereby increasing the personal stake of such Directors and employees in the continued success and growth of the Company.

1.2  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least two Directors, all of whom (i) are not eligible for awards under Articles II and III of the Plan, (ii) are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) are outside directors satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto ("the Code"). The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no power or discretion to vary the amount or terms of awards under Article IV of the Plan, except as provided in Section 6.2. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

     (b) The Committee shall designate the eligible employees, if any, to be granted awards under Articles II and III and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3  ELIGIBLE PARTICIPANTS

     Employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible for awards under Articles II, III and V of the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible for awards under Articles II, III and V.

     Each Director of the Company who is not an officer or employee of the Company or any of its subsidiaries (an "Eligible Director") shall automatically be granted awards under Article IV of the Plan. Each Eligible Director to whom Options or SARs are granted under Article IV is hereinafter referred to as a "Participant."

1.4  AWARDS UNDER THE PLAN

     Awards to employees under Articles II and III may be in the form of (i) Options to purchase Ordinary Shares, (ii) Share Appreciation Rights which may be either freestanding or issued in tandem with Options, (iii) Restricted Ordinary Shares, (iv) Supplemental Payments which may be awarded with respect to Options, Share Appreciation Rights and Restricted Ordinary Shares, or (v) any combination of the foregoing. Awards to employees under Article V will be in the form of performance awards payable in cash.

     Awards to Eligible Directors under Article IV shall be in the form of (i) Options to purchase Ordinary Shares and Supplemental Payments with respect thereto, or (ii) solely in the case of Eligible Directors residing in Norway, freestanding SARs.

1.5  SHARES SUBJECT TO THE PLAN

     The aggregate number of Ordinary Shares which may be issued with respect to awards made under Articles II and III shall not exceed 12,900,000 shares, reduced by the number of shares which have been issued pursuant to such Articles prior to the date of this Amendment and Restatement. In addition, the aggregate number of Ordinary Shares which may be issued with respect to awards made under
Article IV shall not exceed 400,000, reduced by the number of shares which have been issued pursuant to such Article prior to the date of this Amendment and Restatement. At no time shall the number of shares issued plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. No employee shall be granted Share Options, freestanding Share Appreciation Rights, or Restricted Ordinary Shares, or any combination of the foregoing, with respect to more than 600,000 Ordinary Shares in any fiscal year (subject to adjustment as provided in Section 6.2). No employee shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of Ordinary Shares covered by Share Options, freestanding Share Appreciation Rights or Restricted Ordinary Shares awards granted to such employee in such fiscal year. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

     If any Option under the Plan shall expire, terminate or be canceled (including cancellation upon the holder's exercise of a related Share Appreciation Right) for any reason without having been exercised in full, or if any Restricted Ordinary Shares shall be forfeited to the Company, the unexercised Options and forfeited Restricted Ordinary Shares shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Ordinary Shares equal in number to the shares surrendered in payment of the option price, and Ordinary Shares which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Only the number of Ordinary Shares actually issued upon exercise of a Share Appreciation Right or payment of a Supplemental Payment shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan.

     Freestanding Share Appreciation Rights which may be settled solely in cash shall be issued with respect to no more than an aggregate of 250,000 underlying shares. Such SARs shall not count against the limits set forth above on the number of Ordinary Shares which may be issued under the Plan. If any freestanding SAR shall expire, terminate, or be canceled for any reason without having been exercised in full, the unexercised SARs shall not count against this limit and shall again become available for grants under the Plan.

1.6  OTHER COMPENSATION PROGRAMS

     The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating Directors and employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

II. SHARE OPTIONS AND SHARE APPRECIATION RIGHTS

2.1  TERMS AND CONDITIONS OF OPTIONS

     Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

          (a) Option Price. The option price per share shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the Option is granted. Notwithstanding the foregoing, the option price per share with respect to any Option granted by the Committee within 90 days of the closing of the initial public offering of the Company's Ordinary Shares shall be at the initial public offering price for such Shares.

          (b) Term of Option. The term of an Option shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.1(g) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

          (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

          (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, Ordinary Shares, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

          (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

          (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

          (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period during which the Option may be exercised following the optionee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any Option to be exercised beyond the term of the Option established pursuant to Section 2.1(b), except that the Committee may provide that, notwithstanding such Option term, an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for up to one year after the optionee's death.

          (h) Change of Control. Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for the remainder of the Option term.

2.2  SHARE APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

     (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Share Appreciation Rights with respect to all or any portion of the Ordinary Shares covered by such Option. A tandem Share Appreciation Right may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a tandem Share Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the tandem Share Appreciation Right is exercised. Similarly, when an Option is exercised, the tandem Share Appreciation Rights relating to the shares covered by such Option exercise shall terminate. Any tandem Share Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

     (b) Upon exercise of a tandem Share Appreciation Right, the holder shall receive, for each share with respect to which the tandem Share Appreciation Right is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the Share Appreciation Right exceeds the option price per share of the Option to which the tandem Share Appreciation Right relates. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the consolidated reporting system. The Appreciation shall be payable in cash, Ordinary Shares, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the tandem Share Appreciation Right.

     (c) Notwithstanding the foregoing, if a tandem Share Appreciation Right is exercised within 60 days of the occurrence of a Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.4) to which the holder is entitled shall be payable solely in cash, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive, in cash, (1) the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the tandem Share Appreciation Right or (b) the highest price per Ordinary Share (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of an Ordinary Share on the date of exercise of the tandem Share Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3  FREESTANDING SHARE APPRECIATION RIGHTS

     The Committee may grant Freestanding Share Appreciation Rights to employees of the Company and its Subsidiaries, in such form and having such terms and conditions as the Committee, in its discretion, may from time to time determine, subject to the following provisions.

          (a) Base Price and Appreciation. Each freestanding SAR shall be granted with a base price, which shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the SAR is granted. Upon exercise of a freestanding SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

          (b) Term of SAR. The term of a freestanding SAR shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.3(f) with respect to the death of the grantee. No SAR shall be exercised after the expiration of its term. Any freestanding SAR which is outstanding on the last day of its term (as such term may be extended pursuant to Section 2.3(f)) and as to which the Appreciation is a positive number on such date shall be automatically exercised on such date for cash without any action by the grantee.

          (c) Exercise of SARs. Freestanding SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee may specify in the SAR grant. The Committee shall have discretion to at any time declare all or any portion of the freestanding SARs then outstanding to be immediately exercisable. A freestanding SAR may be exercised in accordance with its terms in whole or in part.

          (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the grantee other than by will or by the laws of descent and distribution. During a grantee's lifetime, all SARs shall be exercisable only by such grantee or by the guardian or legal representative of the grantee.

          (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.

          (f) Termination of Employment. The Committee shall have discretion to specify in the SAR grant or an amendment thereof, provisions with respect to the period during which the SAR may be exercised following the grantee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any SAR to be exercised beyond the term of the SAR established pursuant to Section 2.3(b), except that the Committee may provide that, notwithstanding such SAR term, an SAR which is outstanding on the date of a grantee's death shall remain outstanding and exercisable for up to one year after the grantee's death.

          (g) Change of Control. Notwithstanding the exercisability schedule governing any SAR, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control and held by grantees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the grantee agrees otherwise in writing, shall remain exercisable for the remainder of the SAR term. In addition, the Committee may provide that if a freestanding SAR is exercised within 60 days of the occurrence of a Change of Control, in addition to the Appreciation the holder shall receive, in cash, the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the SAR or (b) the highest price per Ordinary Share (or the cash equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of an Ordinary Share on the date of exercise of the SAR.

2.4  SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR SHARE APPRECIATION RIGHTS

     The Committee, either at the time of grant or at the time of exercise of any Option or tandem Share Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or tandem Share Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable to the national government with respect to both exercise of the Option or tandem Share Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Share Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.5  STATUTORY OPTIONS

     Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Share Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.

III. RESTRICTED ORDINARY SHARES

3.1  TERMS AND CONDITIONS OF RESTRICTED ORDINARY SHARES AWARDS

     Subject to the following provisions, all awards of Restricted Ordinary Shares under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

          (a) The Restricted Ordinary Shares award shall specify the number of Restricted Ordinary Shares to be awarded, the price, if any, to be paid by the recipient of the Restricted Ordinary Shares, and the date or dates on which the Restricted Ordinary Shares will vest. The vesting of Restricted Ordinary Shares may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

          (b) Share certificates representing the Restricted Ordinary Shares granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Ordinary Shares have vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Ordinary Shares before they have vested. No Restricted Ordinary Shares may be sold, transferred, assigned, or pledged by the employee until they have vested in accordance with the terms of the Restricted Ordinary Shares award. In the event of an employee's termination of employment before all of his Restricted Ordinary Shares have vested, or in the event other conditions to the vesting of Restricted Ordinary Shares have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the Restricted Ordinary Shares which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Ordinary Shares vest (and, if the employee has been issued legended certificates of Restricted Ordinary Shares, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the Beneficiary designated by the employee in the event of death), free of all restrictions.

          (c) Notwithstanding the vesting conditions set forth in the Restricted Ordinary Shares award, (i) the Committee may in its discretion accelerate the vesting of Restricted Ordinary Shares at any time, and (ii) all Restricted Ordinary Shares shall vest upon a Change of Control of the Company.

3.2  PERFORMANCE AWARDS UNDER SECTION 162(m) OF THE CODE

     The Committee shall have the right to designate awards of Restricted Ordinary Shares as "Performance Awards." Notwithstanding any other provisions of this Article III, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.

     The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a

Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

3.3  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED ORDINARY SHARES

     The Committee, either at the time of grant or at the time of vesting of Restricted Ordinary Shares, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Ordinary Shares and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Ordinary Shares before the date such Restricted Ordinary Shares vest. The Supplemental Payment shall be paid within 30 days of each date that Restricted Ordinary Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment.

IV. SHARE OPTIONS OR FREESTANDING SHARE APPRECIATION RIGHTS FOR DIRECTORS

4.1  GRANT OF OPTIONS OR FREESTANDING SARS

     Each person who becomes an Eligible Director (other than a person who first becomes an Eligible Director on the date of an annual meeting of the Company's shareholders) shall be granted, effective as of the date such person becomes an Eligible Director, (i) an Option to purchase 4,000 Ordinary Shares, if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 4,000 Ordinary Shares, if such person is then residing in Norway. Each person who is or becomes an Eligible Director on the date of an annual meeting of the Company's shareholders and whose service on the Board of Directors will continue after such meeting shall be granted, effective as of the date of such meeting,
(i) an Option to purchase 4,000 Ordinary Shares, if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 4,000 Ordinary Shares, if such person is then residing in Norway.

4.2  TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under this Article shall have the following terms and conditions:

          (a) Option Price. The option price per share shall be the closing sales price of an Ordinary Share on the date the Option is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded).

          (b) Term of Option. Each Option shall expire ten years from the date of grant, except as provided in Section 4.2(c) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

          (c) Exercise of Options. Subject to Section 4.2(g) and the remainder of this paragraph, each Option shall become exercisable in installments as follows: (1) a total of 1,333 Ordinary Shares may be purchased through exercise of the Option on or after the first anniversary of the date of grant; (2) a total of 2,666 Ordinary Shares may be purchased through exercise of the Option on or after the second anniversary of the date of grant; and (3) a total of 4,000 Ordinary Shares may be purchased through exercise of the Option on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each Option shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the optionee's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the Option will become exercisable, and the portion of the Option that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

          (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in cash, Ordinary Shares, by "cashless exercise," or a combination thereof, in the discretion of the Participant. Ordinary Shares delivered in payment of the Option price shall be valued at the average of the high and low prices of such Shares on the date of exercise (or, if the Ordinary Shares are not traded on such date, at the weighted average of the high and low prices on the nearest trading dates before and after such date).

          (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all Options shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

          (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

          (g) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

          (h) Tax Status. The Options granted under this Article shall be "non-qualified" options, and shall not be incentive stock options as defined in Section 422 of the Code.

          (i) Retirement Date. For purposes of this Article, a Participant's Retirement Date shall mean the date on which the Participant shall be required to retire from the Board of Directors under the retirement policies of the Board of Directors as in effect on the date of the Participant's retirement.

4.3  TERMS AND CONDITIONS OF FREESTANDING SHARE APPRECIATION RIGHTS

     Each Freestanding Share Appreciation Right granted under this Article shall have the following terms and conditions:

          (a) Base Price and Appreciation. The base price of the SAR shall be the closing sales price of an Ordinary Share on the date the SAR is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded). Upon exercise of an SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

          (b) Term of SAR. Each SAR shall expire ten years from the date of grant, except as provided in Section 4.3(c) with respect to the death of a Participant. No SAR shall be exercised after the expiration of its term.

          (c) Exercise of SARs. Subject to Section 4.3(f) and the remainder of this paragraph, each SAR shall become exercisable in installments as follows: (1) the SAR shall be exercisable with respect to a total of 1,333 Ordinary Shares on or after the first anniversary of the date of grant; (2) the SAR shall be exercisable with respect to a total of 2,666 Ordinary Shares on or after the second anniversary of the date of grant; and (3) the SAR shall be exercisable with respect to a total of 4,000 Ordinary Shares on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each SAR shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that notwithstanding the term of the SAR, an SAR which is outstanding on the date of a Participant's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the Participant's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the SAR will become exercisable, and the portion of the SAR that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An SAR may be exercised in accordance with its terms in whole or in part.

          (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all SARs shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

          (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.

          (f) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

          (g) Special Provisions.  Notwithstanding the foregoing provisions of
     Section 4.3, the freestanding SARs granted to Eligible Directors residing in Norway who were first elected to the Board of Directors in 1996 (and who waived the grant of an Option to which they were then entitled under the terms of the Plan as then in effect) with respect to their initial election to the Board of Directors (i) shall have a base price equal to the closing sales price of the Ordinary Shares on the date of their initial election, and (ii) shall have exercise and expiration dates determined as if such SARs had been granted on the date of their initial election.

4.4  SUPPLEMENTAL PAYMENT ON EXERCISE OF PRIOR AWARDS OF OPTIONS OR SARS

     (a) Supplemental Payments. Within 30 days of each date that an Option or SAR granted prior to the date of this Amendment and Restatement is exercised, a Supplemental Payment shall be paid to the Participant (or to the Participant's Beneficiary in the event of death), in cash, in an amount equal to the amount necessary to pay the income tax payable to the national government where the Director resides with respect to both the exercise of such Option or SAR and receipt of the Supplemental Payment, assuming the Participant is taxed at the maximum effective income tax rate applicable thereto; provided, however, that no such payment shall be made if the Participant has waived his right to the payment pursuant to Section 4.4(b).

     (b) Waiver. The Committee may grant an additional Option or SAR, as applicable, to any Participant who agrees in writing to waive the right to receive a supplemental cash payment under Section 4.4(a). Such Option or SAR shall be immediately exercisable. All other provisions of Section 4.2 or 4.3 will apply as though the date of acceptance of the Option or SAR were the date of grant. Notwithstanding the foregoing, however, in no event shall (i) the number of Ordinary Shares subject to this Section 4.4(b) exceed 50,000, or (ii) the number of SARs subject to this Section 4.4(b) exceed 50,000.

V. CASH PERFORMANCE AWARDS

5.1  TERMS AND CONDITIONS OF CASH PERFORMANCE AWARDS

     A "Cash Award" is a cash bonus paid solely on account of the attainment of one or more objective performance goals that have been preestablished by the Committee. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based on the achievement of single or multiple performance goals over a performance period established by the Committee. No employee shall receive Cash Awards during any calendar year aggregating in excess of $1 million.

5.2  PERFORMANCE OBJECTIVES UNDER SECTION 162(m) OF THE CODE

     The Committee shall have the right to designate Cash Awards as "Cash Performance Awards." Notwithstanding any other provisions of this Article V, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The payment of a Cash Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.

     The Performance Objectives for a particular Cash Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Cash Performance Award shall be made in writing.

VI. ADDITIONAL PROVISIONS

6.1  GENERAL RESTRICTIONS

     Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Ordinary Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Ordinary Shares is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Ordinary Shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

6.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a scheme of arrangement, reorganization, recapitalization, Ordinary Share split, Ordinary Share dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

6.3  AMENDMENTS

     (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the shareholders unless shareholder approval is required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 or
Section 162(m) of the Code, or by applicable law or Stock exchange requirements.

     (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

     (c) If a Participant has ceased or will cease to be a Director of the Company for the convenience of the Company (as determined by the Board of Directors), the Board of Directors may amend all or any portion of such Participant's Options or SARs so as to make such Options or SARs fully exercisable and/or specify a schedule upon which they become exercisable, and/or permit all or any portion of such Options or SARs to remain exercisable for such period designated by it, but not beyond the expiration of the term established pursuant to Section 4.2(b) or 4.3(b). A Participant shall not participate in the deliberations or vote by the Board of Directors under this paragraph with respect to his Options or SARs. The exercise periods of Options or SARs established by the Board of Directors pursuant to this paragraph shall override the provisions of Section 4.2(c) or 4.3(c) to the extent inconsistent therewith.

6.4  CANCELLATION OF AWARDS

     Any award granted under Articles II and III of the Plan may be canceled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled award; provided, however, that the Committee may not reduce the exercise or base price of outstanding Options or SARs where the existing exercise or base price is higher than the then current market price of the Ordinary Shares.

6.5  BENEFICIARY

     An employee or Participant may file with the Company a written designation of Beneficiary, on such form as may be prescribed by the Committee, to receive any Options, SARs, Restricted Shares, Ordinary Shares and Supplemental Payments that become deliverable to the employee or Participant pursuant to the Plan after the employee's or Participant's death. An employee or Participant may, from time to time, amend or revoke a designation of Beneficiary. If no designated Beneficiary survives the employee or Participant, the executor or administrator of the employee's or Participant's estate shall be deemed to be the employee's or Participant's Beneficiary.

6.6  WITHHOLDING

     (a) Whenever the Company proposes or is required to issue or transfer Ordinary Shares under the Plan, the Company shall have the right to require the award holder to remit to the Company an amount sufficient to satisfy any applicable withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any withholding tax liability.

     (b) An employee entitled to receive Ordinary Shares under the Plan who has not received a cash Supplemental Payment may elect to have the withholding tax liability (or a specified portion thereof) with respect to such Ordinary Shares satisfied by having the Company withhold from the shares otherwise deliverable to the employee Ordinary Shares having a value equal to the amount of the tax liability to be satisfied with respect to the Ordinary Shares. An election to have all or a portion of the tax liability satisfied using Ordinary Shares shall comply with such requirements as may be imposed by the Committee.

6.7  NON-ASSIGNABILITY

     Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

6.8  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards under Articles II and III; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

6.9  NO GUARANTEE OF EMPLOYMENT OR DIRECTORSHIP

     The grant of an award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any Director for re-election by the Company's shareholders.

6.10  CHANGE OF CONTROL

     A "Change of Control" means:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding ordinary shares of the Company (the "Outstanding Company Ordinary Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of
     Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (iv) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
     Section 6.10; or

          (b) Individuals who, as of the date hereof, constitute the Board of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Company; provided, however, that for purposes of this Section 6.10 any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of the Company; or

          (c) Consummation of a scheme of arrangement, reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the action of the Board of the Company providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

6.11  DURATION AND TERMINATION

     (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive Share option (within the meaning of Section 422 of the Code) shall be granted under the Plan, and no Options or SARs shall be granted under the Plan to Eligible Directors under Article IV, after May 1, 2003, but awards granted prior to such dates may extend beyond such dates, and the terms of this Plan shall continue to apply to all awards granted hereunder.

     (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

6.12  EFFECTIVE DATE

     The Plan was originally effective May 1, 1993. The Plan was amended and restated effective March 13, 1997 and March 12, 1998 and amended effective May 14, 1999. This amendment and restatement of the Plan was adopted by the Compensation Committee of the Board of Directors effective January 1, 2000, and the increase in the number of Ordinary Shares reserved for issuance under the Plan and the increase in the aggregate number of Ordinary Shares subject to awards of freestanding SARs to employees was approved by the holders of a majority of issued and outstanding Ordinary Shares at the extraordinary general shareholders' meeting held on December 10, 1999.

     IN WITNESS WHEREOF, this document has been executed effective as of January 1, 2000.

                                            TRANSOCEAN SEDCO FOREX INC.

                                            By: /s/ ERIC B. BROWN
                                              ----------------------------------
                                              Eric B. Brown
                                              Corporate Secretary

                            LONG-TERM INCENTIVE PLAN
                                       OF
                          TRANSOCEAN SEDCO FOREX INC.
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000)

                                FIRST AMENDMENT

     Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"), having reserved the right under Section 6.3 of the Long-Term Incentive Plan of Transocean Sedco Forex Inc., as amended and restated effective January 1, 2000 (the "Plan"), to amend the Plan, does hereby amend Section 1.5 of the Plan, effective as of January 31, 2001, to read as follows:

     "1.5  SHARES SUBJECT TO THE PLAN

          The aggregate number of Ordinary Shares which may be issued with respect to awards made under Articles II and III shall not exceed 18,900,000 shares, reduced by the number of shares which have been issued pursuant to such Articles prior to January 31, 2001. Of such 18,900,000 shares, the aggregate number of Restricted Ordinary Shares which may be issued pursuant to Article III from and after January 31, 2001, shall not exceed 2,000,000 shares. In addition, the aggregate number of Ordinary Shares which may be issued with respect to awards made under Article IV shall not exceed 600,000, reduced by the number of shares which have been issued pursuant to such Article prior to January 31, 2001. At no time shall the number of shares issued plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. No employee shall be granted Share Options, freestanding Share Appreciation Rights, or Restricted Ordinary Shares, or any combination of the foregoing, with respect to more than 600,000 Ordinary Shares in any fiscal year (subject to adjustment as provided in Section 6.2). No employee shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of Ordinary Shares covered by Share Options, freestanding Share Appreciation Rights or Restricted Ordinary Shares awards granted to such employee in such fiscal year. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

          If any Option under the Plan shall expire, terminate or be canceled (including cancellation upon the holder's exercise of a related Share Appreciation Right) for any reason without having been exercised in full, or if any Restricted Ordinary Shares shall be forfeited to the Company, the unexercised Options and forfeited Restricted Ordinary Shares shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Ordinary Shares equal in number to the shares surrendered in payment of the option price, and Ordinary Shares which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Only the number of Ordinary Shares actually issued upon exercise of a Share Appreciation Right or payment of a Supplemental Payment shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan.

          Freestanding Shares Appreciation Rights which may be settled solely in cash shall be issued with respect to no more than an aggregate of 300,000 underlying shares. Such SARs shall not count against the limits set forth above on the number of Ordinary Shares which may be issued under the Plan. If any freestanding SAR shall expire, terminate, or be canceled for any reason without having been exercised in full, the unexercised SARs shall not count against this limit and shall again become available for grants under the Plan."

     IN WITNESS WHEREOF, this First Amendment has been executed effective as of January 31, 2001.

                                            TRANSOCEAN SEDCO FOREX INC.

                                            By: /s/ ERIC B. BROWN
                                              ----------------------------------
                                              Eric B. Brown
                                              Corporate Secretary

--------------------------------------------------------------------------------------------

                                 TRANSOCEAN SEDCO FOREX INC.

                                         Walker House
                                         Mary Street
                                       P.O. Box 265 GT
                                         George Town
                                         Grand Cayman
                                        Cayman Islands

                                            PROXY

                     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, revoking any proxy heretofore given in connection with the Annual General
Meeting described below, hereby appoints J. Michael Talbert, Robert L. Long and Eric B.
Brown, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual General Meeting of Transocean Sedco Forex Inc. to be held on
Friday, May 11, 2001 at 9:00 a.m., at the Royal Pavillion Hotel, St. James, Barbados and at
any adjournment thereof, and to vote all ordinary shares that the undersigned would be entitled to vote if personally present as follows:

The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY
EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED
"FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT OF THE
LONG-TERM INCENTIVE PLAN. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual General Meeting.

  (Continued, and to be signed and dated on the reverse side)    TRANSOCEAN SEDCO FOREX INC.
                                                                 P.O. BOX 11116
                                                                 NEW YORK, N.Y. 10203-0116
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                                                       Detach Proxy Card Here
                                                       o                    o

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                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES".

Item 1. Election of Directors

         Nominees for the Board of Directors: Richard D. Kinder,
         Martin B. McNamara and Alain Roger

     [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY to           [ ] FOR all nominees listed, except vote withheld for the
                                      vote for all nominees listed        following nominee(s):

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------



Item 2. Approval of the amendment of our Long-Term Incentive Plan to                                  Change of Address and/or
        increase the annual award to continuing outside directors of                                  Comments Mark Here        [ ]
        options to purchase ordinary shares from 4,000 to 6,000.
                                                                          Date
     [ ] FOR                [ ] AGAINST                 [ ] ABSTAIN           -------------------------------------------------

ITEM 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON      -----------------------------------------------------
        SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.                            Signature

                                                                          -----------------------------------------------------
                                                                                               Signature

                                                                          Sign exactly as name appears hereon. (If shares are held
                                                                          in joint names, both should sign. If signing as Attorney,
                                                                          Executor, Administrator, Trustee or Guardian, please give
                                                                          your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized
                                                                          officer.)

(PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)          VOTES MUST BE INDICATED
                                                                                                      (X) IN BLACK OR BLUE INK. [X]

                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
               o  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE  o
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

[TRANSOCEAN SEDCOFOREX LOGO]

                             ONLINE ACCESS IS HERE!

     Shareholders who hold shares through a bank, broker or other nominee
(beneficial shareholders) may use the convenience and immediacy of the Internet to give voting instructions online. Beneficial shareholders may also sign up for electronic delivery of future Transocean Sedco Forex proxy materials.

     Your vote is important! Using the Internet or telephone, you can vote any time, 24 hours a day.

     To vote online, follow these instructions:

          1. READ the enclosed proxy statement and voter instruction form.

          2. Go to website www.proxyvote.com.

          3. Enter the 12 DIGIT CONTROL NUMBER located on your voter instruction form.

          4. Follow the simple instructions posted at www.proxyvote.com.

     To vote by telephone, follow the instructions on the voter instruction form.

AFTER SUCCESSFUL ELECTRONIC OR TELEPHONIC VOTING, DISCARD YOUR INSTRUCTION FORM.

     Once you've voted your proxy, if you are a shareholder who holds shares through a bank, broker or other nominee (beneficial shareholder), you can also sign up to have all future Transocean Sedco Forex proxy materials and annual reports delivered to you electronically. PLEASE NOTE THAT TRANSOCEAN SEDCO FOREX
RECORD SHAREHOLDERS MUST RECEIVE PRINTED COPIES OF OUR PROXY MATERIALS.

     To sign up for electronic delivery, follow these instructions:

          1. Above where you click for the final submission of your vote, you will find information on electronic delivery of proxy materials. Please read this section completely.

          2. To proceed with this option, choose & enter a four-digit PIN number.

          3. Click the Final Submission button at the bottom of the page.

          4. Prior to all subsequent shareholder meetings, you will receive an e-mail providing information on where to locate the annual report and proxy statement online and how to vote your shares online.

IF YOU VOTE YOUR PROXY BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTER
INSTRUCTION FORM.

     The validity of voting instructions from beneficial shareholders will be determined by the banks, brokers and other nominees through which the beneficial shareholders hold their shares and not Transocean Sedco Forex.

     Please note that although there is no charge to you for this service, there may be costs associated with electronic access such as usage charges for Internet service providers and telephone companies. Transocean Sedco Forex does not cover these costs; they are solely your responsibility.

     For Brokerage Accounts Only: If you select the option to access your proxy material electronically, your consent will cover each eligible security in your brokerage account. Whenever a company whose securities you hold in your brokerage account elects to make information available in an electronic format, you will no longer receive printed copies of that company's Annual Report or Proxy Statement.